UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 29, 2016

Date of Report

(Date of earliest event reported)

THE STAFFING GROUP LTD.

(Exact name of Registrant as specified in its Charter)

Nevada	333-185083	99-0377457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Townpark Drive, Suite 300, Kennesaw, GA 30144

(Address of Principal Executive Offices)

(678) 881-0834

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2016, the Board of Directors of the Company approved the creation and the filing of a certificate of designation for a new series of preferred stock, titled Series B Preferred Stock. That same day, the Company filed a Certificate of Designation with the Nevada Secretary of State designating the rights and preferences of the Series B Preferred Stock. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Series B Preferred Stock of The Staffing Group Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STAFFING GROUP LTD.

Date:	April 1, 2016	By:	/s/ Kimberly Thompson
		Name:	Kimberly Thompson
		Title :	Chief Executive Officer

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